VANGUARD(R)INTERNATIONAL VALUE FUND

Semiannual Report * April 30, 2002

STOCK

The Vanguard Group(R)

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

CONTENTS

Letter from the Chairman      1
Report from the Adviser       5
Fund Profile                  8
Glossary of Investment Terms 10
Performance Summary          11
Financial Statements         12
Advantages of Vanguard.com   20

SUMMARY

* Vanguard International Value Fund posted a six-month return of 15.5%, surpassing by wide margins the results of its comparative measures.

* Global markets, particularly emerging markets, reversed some of the declines of recent years.

* A heavier weighting in emerging markets than its peers and solid stock selection helped your fund outperform the average international fund and the broad market of international stocks.

LETTER FROM THE CHAIRMAN
[PHOTO--John J. Brennan]
John J. Brennan

Fellow Shareholder,

Global stock markets rebounded during the six months ended April 30, 2002, with emerging markets providing the highest returns. VANGUARD(R) INTERNATIONAL VALUE FUND posted a terrific return of 15.5%--more than double the return of its average peer and almost three times that of its benchmark index.
     The table below presents six-month total returns (capital change plus reinvested dividends) for your fund, the average international stock fund, and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index, an unmanaged benchmark of developed markets.
     The fund's total return is based on the change in its net asset value and any income or capital gains distributions during the period. The table that follows this letter presents these per-share figures.

---------------------------------------------
TOTAL RETURNS                Six Months Ended
                               April 30, 2002
---------------------------------------------
VANGUARD INTERNATIONAL VALUE FUND       15.5%
Average International Fund*              7.1
MSCI EAFE Index                          5.5
---------------------------------------------
*Derived from data provided by Lipper Inc.

MARKETS REBOUNDED WORLDWIDE
Global stock markets alternately surged and receded during the six months, but still posted respectable gains, partly reversing the declines of recent years. And, for a change, international markets outpaced the broad U.S. market: The MSCI EAFE Index's 5.5% return was slightly higher than the 5.2% return of the Wilshire 5000 Total Market Index. Emerging markets did even better--the MSCI Emerging Markets Free Index advanced a remarkable 33.7%.
     Slumping share prices in the technology and telecommunications sectors severely hampered returns for the U.S. and other developed markets. The telecom industry, especially, was burdened by overcapacity, weak demand, and heavy debt. Among market segments, small-capitalization value stocks continued to provide some of the highest returns.

CURRENCY EFFECT STILL CUT INTO RETURNS
In recent years, the dollar's almost unrelenting and universal rise relative to other currencies has reduced already poor returns from foreign investments for U.S. investors. During the six months ended April 30, however, the strength of the dollar waned in some areas, including Europe, slightly augmenting returns from those regions. But overall, U.S. investors still saw a negative impact from currency exchange rates, primarily because of continuing weakness in the Japanese yen. Despite a last-minute surge, the yen slashed almost 5 percentage points from returns on Japanese holdings for U.S. investors over the six months.

--------------------------------------------------------------------------------
Market Barometer                                           Total Returns
                                            Periods Ended April 30, 2002
                                         -------------------------------
                                            Six         One         Five
                                         Months        Year       Years*
--------------------------------------------------------------------------------
STOCKS
MSCI EAFE Index (International)            5.5%      -13.9%         1.3%
Russell 1000 Index (Large-caps)            3.4       -12.0          7.9
Russell 2000 Index (Small-caps)           20.0         6.7          9.7
Wilshire 5000 Index (Entire Market)        5.2        -9.9          7.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                0.0%        7.8%         7.7%
 (Broad taxable U.S. market)
Lehman 10 Year Municipal Bond Index        1.2         7.2          6.5
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                  1.0         2.9          4.8
================================================================================
CPI
Consumer Price Index                       1.2%        1.6%         2.3%
--------------------------------------------------------------------------------
*Annualized.

ECONOMIES WERE MODESTLY ON THE MEND
A modest U.S. economic recovery set the stage for the turnaround in the global markets. In the United States--which produces nearly one-third of the world's goods and services--the recession that began in March 2001 seemed to have ended even before the year came to a close. The nation's real (inflation-adjusted) gross domestic product expanded at an estimated annual rate of 5.6% in the first three months of 2002.
     Economic signals from other parts of the world were mixed. Retail sales rose modestly in the dozen European countries that use the euro as a common currency. Japan was still mired in its third recession in a decade, but in recent months industrial production has increased and the nation's unemployment rate, though still high by Japanese standards, has been falling. In South America, the economic woes and political unrest in Argentina and Venezuela seemed to be self-contained and did not infect their neighbors.
     Economies were aided by interest rate cuts from central banks, including the European Central Bank and the Bank of England. Most central banks followed the lead of the U.S. Federal Reserve Board, but few were as aggressive: The Fed made 11 cuts in its target for short-term interest rates in 2001, including two during your fund's fiscal half-year. The cuts brought the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--to 1.75%, the lowest level in four decades.

--------------------------------------------------------------------------------
A modest U.S. economic recovery set the stage for a turnaround in global markets, but economic signals from other parts of the world were mixed.
--------------------------------------------------------------------------------

EMERGING MARKETS AND STOCK SELECTION BOOSTED
INTERNATIONAL VALUE'S RETURN
The International Value Fund's 15.5% return for the first half of its 2002 fiscal year was a fine achievement, both in absolute terms and relative to its comparative measures. Two factors were key: a relatively large commitment to emerging markets and superior stock selection.

     In search of attractively priced securities, your fund's investment adviser, Hansberger Global Investors, added stocks from emerging markets during 2001. This stake of about 13% of assets on average for this fiscal half-year was almost double that of its average peer. (The EAFE Index does not include stocks from emerging markets.) The commitment paid off handsomely as emerging-market stocks gained more than 30%. But even if you take emerging markets out of the equation, Hansberger added value through its security selection within developed markets. For example, in the consumer discretionary sector (e.g., retailers, media, and leisure-related companies), your fund's stocks gained 38%, compared with 14% for the same sector in the EAFE Index. The fund's holdings in the financial services, industrials, and information technology sectors had similar margins of outperformance.
     The types of stocks that your fund favors performed remarkably well during the fiscal half-year and held up well relative to others during the global market downturn of the past two years. Whether this trend will continue is impossible to say, but we feel confident that the fund's relative performance will be competitive over the long run. Our confidence is based on the skill of your fund's investment adviser as well as on our low costs, an advantage in all market environments. According to a recent study by the Financial Research Corporation, costs are the best predictor of future relative performance among stock mutual funds. The International Value Fund has an annualized expense ratio (operating expenses as a percentage of average net assets) of 0.66%, just a fraction of the 1.69% average expense ratio for its peer group. This advantage benefits our shareholders year in and year out, and is especially powerful over the long run.

--------------------------------------------------------------------------------
Even without emerging markets, your fund's adviser added value through its solid stock selection within developed markets.
--------------------------------------------------------------------------------

INTERNATIONAL STOCKS STILL HAVE A ROLE TO PLAY
The past six months provided some vindication, if not yet full compensation, for long-term shareholders who stuck with international funds through trying times. For many investors, keeping faith in diversification across borders has been difficult, given the low returns from foreign equities and their relatively high correlation to U.S. stocks in recent years. We thank you for your patience and loyalty.
     That said, we continue to believe that international equities play a useful role in a diversified portfolio. There is no guarantee that the strength of the U.S. dollar will persist or that the correlation between domestic and foreign stocks will continue. Perhaps more important, international stocks provide exposure to the other half of the world's equities.
     Volatile market performance in recent years validates our oft-repeated advice: Develop a portfolio diversified both across asset classes--stocks, bonds, and cash-- and within asset classes. That means not just diversification across global regions, but also across market caps and investment styles. Once you have such a portfolio in place, it's wise to leave your selections relatively fixed and let time and compounding pilot you toward your goals.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer

May 20, 2002


--------------------------------------------------------------------------------
Your Fund's Performance at a Glance: October 31, 2001-April 30, 2002

                                                               Distributions
                                                                 Per Share
                                                           ---------------------
                                 Starting         Ending       Income    Capital
                              Share Price    Share Price    Dividends      Gains
--------------------------------------------------------------------------------
Vanguard International Value Fund  $20.57         $23.44        $0.29      $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

For the six months ended April 30, 2002, Vanguard International Value Fund gained 15.5%--10 percentage points more than its benchmark, the MSCI EAFE Index. Approximately 6 percentage points of this margin came from favorable stock selection in developed countries, and the rest from stock selection in emerging markets.

THE INVESTMENT ENVIRONMENT
Having recovered from the aftershocks of the September 11 terrorist attacks, equity markets benefited from a combination of easy monetary conditions and signs of revival in the global economy. However, concerns over the true strength of the economic recovery in the United States have led to worries about the longevity of the rally in equity markets. Despite tame inflation in the United States, and strong estimated growth in gross domestic product for first-quarter 2002, investors were unsettled by rising unemployment through April and disheartening earnings prospects for many technology and telecommunications companies. In addition, the weakening U.S. dollar and the growing federal deficit have raised fears that foreign capital will be more reluctant to fund U.S. consumption; this could push the U.S. economy into a prolonged downturn.
     During the fiscal half-year, the European economies were unable to take their lead from the United States. France was showing signs of consumer fatigue. Germany recorded some good numbers on the production side, but confidence and consumption have yet to reach the levels necessary for sustained recovery, in our view. However, the euro managed to recover substantial ground in light of steadier oil prices, lower-than-expected inflation, and a perception of reduced U.S. economic activity. The United Kingdom's economy continues to maintain a decent growth rate based on increased consumption. However, higher interest rates, which are expected by year-end, are likely to result in lower GDP growth.
     The Japanese stock market came to life on expectations that an economic revival package was well under way. In addition, the market seems to have had a sudden discovery of faith in the leadership of Prime Minister Junichiro Koizumi, now in office for one year. Initial concerns that a weak yen would hurt other export-based economies, such as South Korea, Taiwan, China, and Germany, diminished as the yen strengthened toward the end of the period.

--------------------------------------------------------------------------------
Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
--------------------------------------------------------------------------------

OUR SUCCESSES AND SHORTFALLS
Our search for companies in good businesses at attractive valuations resulted in an average 13% exposure to emerging markets for the six months. The fund's investments in those markets gained 34% for the period and helped us to outperform the EAFE benchmark, which has no emerging-markets exposure.
     The fund had positive returns in eight of the ten sectors that make up the EAFE Index, while the index itself saw gains in just seven of the ten.
Furthermore, the fund's holdings outpaced the index stocks in each of the ten sectors. Sometimes this just meant losing less; for example, the fund's health care stocks, registered a loss of -1%, versus -2% for the index sector, and the fund's utilities stocks lost -2%, versus -4% for those in the index. In consumer staples, the fund's holdings gained 10% while the index's rose 11%; however, owing to our higher exposure to consumer staples, the sector gave us some marginal aid in besting the index return.
     Our investment philosophy is driven by stock selection. The fund's sector or regional weightings are a by-product of our disciplined, "bottom-up" research process for individual companies. Many of the stocks we owned during the half-year gained significantly in value and outpaced the benchmark--notably Mazda Motor of Japan, Kookmin Bank of South Korea, and Electrolux of Sweden. The stocks that most hurt our performance were all Japanese-based companies: Lawson, Promise, and Sumitomo Trust & Banking.

THE FUND'S  POSITIONING
The International Value Fund continues to have significant positions in many European companies, due to their inexpensive valuations and to specific factors that we have identified as likely to boost the stocks. The fund has a 62% weighting in European stocks, compared with a 73% EAFE weighting, but we have a larger exposure than the index to eurozone stocks and a smaller exposure to the United Kingdom. We remain skeptical about Japan and the direction of the yen, so our weighting in Japanese stocks is below EAFE's (about 15% of fund assets and 21% of the index at the half-year's end).
     It should be noted that our performance in a six-month period--good or bad--does not necessarily cause us to change either the fund's positioning or our views on individual stocks in the portfolio. Our value orientation encourages us to analyze the long-term outlook for the individual companies and to continuously validate the arguments for remaining invested in those stocks. While many investors analyze companies and stocks on a daily basis and tend to react to each news story, we believe that the managements of companies we invest in have a fairly clear idea of where they want their firms to be in a few years' time and of how to get there despite near-term uncertainties.
     Nervousness in the stock markets and an unclear outlook for the global economy will likely remain with us for the next few months. But our disciplined research and investment philosophy should continue to give us an anchor through these choppy times and allow us to help you reach your long-term financial goals.

Thomas Hansberger, Chief Investment Officer
Ajit Dayal, Deputy Chief Investment Officer
Ronald Holt, Senior Vice President
Aureole L.W. Foong, Managing Director, Asian Research
Hansberger Global Investors, Inc.

May 10, 2002


--------------------------------------------------------------------------------
Portfolio Changes                                Six Months Ended April 30, 2002

                            Comments
--------------------------------------------------------------------------------
NEW HOLDINGS
Denway  Motors              Manufactures cars in China for the domestic market;
                            a joint venture with Honda Motor of Japan.
--------------------------------------------------------------------------------
EADS                        Manufactures the Airbus commercial airplane. Gained
(European Aeronautic        significant market share from Boeing in past few
Defence and Space)          years.
--------------------------------------------------------------------------------
IntesaBCI                   The largest bank in Italy, with retail and corporate
                            businesses.
================================================================================
ELIMINATED
Bank of Ireland             Stock appreciated significantly and IntesaBCI
                            offered better value.
--------------------------------------------------------------------------------
British Airways             Sold on debt concerns post-September 11. Proceeds
                            were used to buy Singapore Airlines, which offered
                            better valuation and net cash on balance sheet.
--------------------------------------------------------------------------------
Honda Motor                 Sold this at a profit, as we found better value in
                            Mazda Motor and Denway Motors.
================================================================================


See page 12
for a complete
listing of the
fund's holdings.

Fund Profile                                                As of April 30, 2002
  for International Value Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on page 10.

---------------------------------------
Portfolio Characteristics

                                  MSCI
                        Fund      EAFE
---------------------------------------
Number of Stocks          81     1,021
Turnover Rate           24%*        --
Expense Ratio         0.66%*        --
Cash Investments        4.2%        --
---------------------------------------

---------------------------------------------
Ten Largest Holdings (% of total net assets)

Nestle SA (Registered)               2.3%
 (food, beverage & tobacco)
Mazda Motor Corp.                    2.2
 (automotive & transport)
HSBC Holdings PLC                    1.8
 (banking)
ENI SpA                              1.7
 (energy)
Cemex SA de CV ADR                   1.7
 (materials & construction)
DBS Group Holdings Ltd.              1.7
 (banking)
Groupe Danone                        1.6
 (food, beverage & tobacco)
Novartis AG (Registered)             1.6
 (pharmaceuticals)
Telefonica SA                        1.6
 (telecommunications)
DSM NV                               1.6
 (chemicals)
---------------------------------------------
Top Ten                             17.8%
---------------------------------------------

--------------------------
Volatility Measures

                    MSCI
            Fund    EAFE
--------------------------
R-Squared   0.74    1.00
Beta        0.92    1.00
--------------------------

---------------------------
Allocation by Region
[Pie Chart]
Pacific -- 22%
Europe -- 62%
Emerging Markets -- 16%
---------------------------

*Annualized.

----------------------------------------------
Country Diversification (% of common stocks)

                                          MSCI
                                 Fund     EAFE
----------------------------------------------
EUROPE
United Kingdom                  14.8%    27.6%
France                          14.7      9.5
Switzerland                      8.0      8.1
Germany                          5.7      7.0
Netherlands                      4.7      6.0
Sweden                           3.9      1.9
Spain                            3.2      3.1
Italy                            3.1      3.7
Belgium                          1.9      1.0
Greece                           1.2      0.3
Finland                          1.1      1.8
Austria                          0.0      0.1
Denmark                          0.0      0.7
Ireland                          0.0      0.8
Norway                           0.0      0.5
Portgual                         0.0      0.4
----------------------------------------------
Subtotal                        62.3%    72.5%
----------------------------------------------
PACIFIC
Japan                           14.6%    20.7%
Hong Kong                        4.2      1.7
Singapore                        3.2      0.9
Australia                        0.0      4.1
New Zealand                      0.0      0.1
----------------------------------------------
Subtotal                        22.0%    27.5%
----------------------------------------------
EMERGING MARKETS
Mexico                           4.6%       --
China                            3.2        --
South Korea                      2.9        --
Brazil                           2.1        --
Thailand                         1.1        --
Taiwan                           0.9        --
Israel                           0.9        --
----------------------------------------------
Subtotal                        15.7%       --
----------------------------------------------
Total                          100.0%   100.0%
----------------------------------------------

[COMPUTER]
Visit our website
www.vanguard.com
for regularly updated
fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

Performance Summary                                         As of April 30, 2002
  for International Value Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) October 31, 1991-April 30, 2002

              Fund          Index
1992          -7.6         -13.2
1993            29          37.5
1994          11.7          10.1
1995             0          -0.4
1996          10.7          10.5
1997           7.1           4.6
1998             4           9.6
1999            23            23
2000          -4.4          -2.9
2001           -19         -24.9
2002*         15.5           5.5

*Six months ended April 30, 2002.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended March 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             Ten Years
                                       One      Five  -------------------------
                    Inception Date    Year     Years  Capital   Income    Total
--------------------------------------------------------------------------------
International Value Fund 5/16/1983   2.34%     2.70%    3.74%    2.61%    6.35%
--------------------------------------------------------------------------------

Financial Statements

April 30, 2002 (unaudited)
Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
International Value Fund                                Shares            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.8%)
--------------------------------------------------------------------------------
Belgium (1.9%)
* Fortis Group                                         490,000        $  11,250
  Delhaize-Le Lion SA                                  181,581            8,664
                                                                 ---------------
                                                                         19,914
                                                                 ---------------
Brazil (2.0%)
 Companhia Vale do Rio Doce
  ADR                                                  409,000           10,982
 Tele Norte Leste Participacoes
  ADR                                                  820,000           10,357
                                                                 ---------------
                                                                         21,339
                                                                 ---------------
China (3.1%)
  China Petroleum & Chemical                        84,400,000           13,527
  Denway Motors Ltd.                                39,000,000           11,626
* China Mobile (Hong Kong) Ltd.                      2,320,000            7,600
                                                                 ---------------
                                                                         32,753
                                                                 ---------------
Finland (1.0%)
TietoEnator Oyj B Shares                               443,000           11,097
                                                                 ---------------
France (14.0%)
  Groupe Danone                                        132,500           17,551
  TotalFinaElf SA                                      114,000           17,278
* Arcelor                                            1,115,000           15,372
  Cie. de St. Gobain SA                                 80,000           13,695
  Suez SA                                              454,000           13,520
  Alstom                                               983,000           12,746
  Cap Gemini SA                                        205,100           11,966
  Schneider Electric SA                                240,000           11,581
  European Aeronautic Defence
   and Space Co.                                       700,000           10,483
  Technip-Coflexip SA                                   68,000            9,595
  Pechiney SA A Shares                                 177,000            8,565
  AXA                                                  386,056            8,192
                                                                 ---------------
                                                                        150,544
                                                                 ---------------
Germany (5.5%)
 Linde AG                                              349,900           17,104
 E.On AG                                               231,000           12,033
 Deutsche Bank AG                                      130,000            8,621
 Adidas-Salomon AG                                     123,000            8,335
 Volkswagen AG                                         145,156            7,190
 Volkswagen AG Pfd.                                    178,000            5,740
                                                                 ---------------
                                                                         59,023
                                                                 ---------------
Greece (1.2%)
 Hellenic Telecommunication Organization SA            804,000           12,432
                                                                 ---------------
Hong Kong (4.0%)
 HSBC Holdings PLC                                   1,660,000           19,741
 Wing Hang Bank Ltd.                                 3,260,000           11,829
 Hutchison Whampoa Ltd.                              1,300,000           11,418
                                                                 ---------------
                                                                         42,988
                                                                 ---------------
Indonesia
* PT Toba Pulp Lestari Tbk                             545,000                0
                                                                 ---------------
Israel (0.9%)
 Teva Pharmaceutical
  Industries Ltd. Sponsored ADR                        170,000            9,522
                                                                 ---------------

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
International Value Fund                                Shares            (000)
--------------------------------------------------------------------------------
Italy (3.0%)
  ENI SpA                                            1,188,555        $  18,260
* IntesaBCI SpA                                      4,300,000           13,910
                                                                 ---------------
                                                                         32,170
                                                                 ---------------
Japan (14.0%)
 Mazda Motor Corp.                                   7,985,000           23,880
 Mabuchi Motor Co.                                     140,000           13,717
 Sony Corp.                                            253,000           13,596
 Promise Co., Ltd.                                     230,000           12,127
 Sumitomo Trust &
  Banking Co., Ltd.                                  2,460,000           11,036
 Omron Corp.                                           728,000           10,954
 TDK Corp.                                             200,000           10,903
 Daiichi Pharmaceutical Co., Ltd.                      530,000           10,340
 Rohm Co., Ltd.                                         67,000            9,993
 Kao Corp.                                             500,000            9,774
 Takeda Chemical Industries Ltd.                       206,000            9,017
 Lawson Inc.                                           325,000            8,986
 NEC Corp.                                             781,000            6,022
                                                                 ---------------
                                                                        150,345
                                                                 ---------------
Mexico (4.4%)
 Cemex SA de CV ADR                                    575,000           18,228
 Telefonos de Mexico SA
  Class L ADR                                          294,000           11,125
* Grupo Televisa SA GDR                                229,600           10,378
  Panamerican Beverage Inc.                            417,300            7,511
                                                                 ---------------
                                                                         47,242
                                                                 ---------------
Netherlands (4.5%)
 DSM NV                                                389,000           17,309
 Wolters Kluwer NV                                     576,576           11,690
 ING Groep NV                                          433,880           11,455
 Akzo Nobel NV                                         181,000            7,780
                                                                 ---------------
                                                                         48,234
                                                                 ---------------
Singapore (3.0%)
 DBS Group Holdings Ltd.                             2,336,701           18,057
 Singapore Airlines Ltd.                             1,860,000           14,373
                                                                 ---------------
                                                                         32,430
                                                                 ---------------
South Korea (2.8%)
 Kookmin Bank                                          376,699           17,146
 Posco                                                 518,000           12,665
                                                                 ---------------
                                                                         29,811
                                                                 ---------------
Spain (3.1%)
* Telefonica SA                                      1,618,028           17,321
  Banco Santander Central Hispano SA                 1,693,000           15,682
                                                                 ---------------
                                                                         33,003
                                                                 ---------------
Sweden (3.8%)
 Atlas Copco AB B Shares                               701,000           15,623
 Electrolux AB Series B                                900,000           14,978
 Nordea AB                                           1,702,081            9,690
                                                                 ---------------
                                                                         40,291
                                                                 ---------------
Switzerland (7.6%)
 Nestle SA (Registered)                                103,870           24,555
 Novartis AG (Registered)                              414,680           17,391
 Swisscom AG                                            56,400           16,832
 Roche Holdings AG                                     200,000           15,153
 Zurich Financial Services AG                           33,270            7,742
                                                                 ---------------
                                                                         81,673
                                                                 ---------------

Taiwan (0.9%)
* Taiwan Semiconductor Manufacturing Co. Ltd. ADR      545,000            9,647
                                                                 ---------------
Thailand (1.0%)
Advanced Information
 Services Co. Ltd. (Foreign)                        10,950,000           11,139
                                                                 ---------------
United Kingdom (14.1%)
 Rolls-Royce PLC                                     6,038,479           16,720
 Lloyds TSB Group PLC                                1,444,000           16,603
 Kingfisher PLC                                      2,912,546           16,277
 Standard Chartered PLC                              1,290,000           15,885
 Unilever PLC                                        1,697,000           15,531
 GUS PLC                                             1,557,810           14,166
 Vodafone Group PLC                                  8,150,000           13,154
 Boots Co. PLC                                       1,230,000           12,736
 Amersham PLC                                        1,300,000           12,532
 GlaxoSmithKline PLC                                   379,100            9,171
 Compass Group PLC                                   1,410,000            8,774
                                                                 ---------------
                                                                        151,549
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $979,361)                                                      1,027,146
--------------------------------------------------------------------------------
                                                          Face
                                                        Amount
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (20.1%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.92%, 5/1/2002                                      $ 30,359           30,359
 1.92%, 5/1/2002--Note G                               184,979          184,979
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $215,338)                                                        215,338
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (115.9%)
 (Cost $1,194,699)                                                    1,242,484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
International Value Fund                                Shares            (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-15.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                  $  18,098
Security Lending Collateral
 Payable to Brokers--Note G                                            (184,979)
Other Liabilities                                                        (3,113)
                                                                 ---------------
                                                                       (169,994)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 45,754,617 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $1,072,490
================================================================================
NET ASSET VALUE PER SHARE                                                $23.44
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
AT APRIL 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $1,103,825           $24.13
Undistributed Net Investment
 Income--Note E                                          3,853              .08
Accumulated Net Realized
 Losses--Note E                                        (83,027)           (1.81)
Unrealized Appreciation--Note F
 Investment Securities                                  47,785             1.04
 Foreign Currencies                                         54               --
--------------------------------------------------------------------------------
NET ASSETS                                          $1,072,490           $23.44
================================================================================

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


--------------------------------------------------------------------------------
                                                       International Value Fund
                                                Six Months Ended April 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends*                                                             $ 8,235
 Interest                                                                   301
 Security Lending                                                           267
--------------------------------------------------------------------------------
  Total Income                                                            8,803
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B
  Basic Fee                                                                 721
  Performance Adjustment                                                    154
 The Vanguard Group--Note C
  Management and Administrative                                           1,859
  Marketing and Distribution                                                 87
 Custodian Fees                                                             218
 Auditing Fees                                                                7
 Shareholders' Reports                                                       15
 Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
  Total Expenses                                                          3,062
  Expenses Paid Indirectly--Note D                                          (74)
--------------------------------------------------------------------------------
  Net Expenses                                                            2,988
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     5,815
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             (25,616)
 Foreign Currencies                                                        (579)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (26,195)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  151,298
 Foreign Currencies                                                          86
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        151,384
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $131,004
================================================================================
*Dividends are net of foreign withholding taxes of $913,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------
                                                            International Value Fund
                                     -----------------------------------------------------------------
                                         Six Months                                              Year
                                              Ended                Jan. 1 to                    Ended
                                      Apr. 30, 2002            Oct. 31, 2001            Dec. 31, 2000
                                              (000)                    (000)                    (000)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                      $ 5,815                 $ 12,293                 $ 17,884
 Realized Net Gain (Loss)                   (26,195)                 (40,508)                  (6,176)
 Change in Unrealized Appreciation
  (Depreciation)                            151,384                 (143,224)                 (88,674)
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                131,004                 (171,439)                 (76,966)
------------------------------------------------------------------------------------------------------
Distributions
 Net Investment Income                      (11,676)                    (316)                 (23,114)
 Realized Capital Gain*                          --                       --                   (6,684)
------------------------------------------------------------------------------------------------------
  Total Distributions                       (11,676)                    (316)                 (29,798)
------------------------------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                     426,678                  522,257                  690,977
 Issued in Lieu of Cash Distributions        10,972                      290                   27,455
 Redeemed                                  (254,369)                (416,235)                (821,000)
------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions               183,281                  106,312                 (102,568)
 Total Increase (Decrease)                  302,609                  (65,443)                (209,332)

Net Assets
 Beginning of Period                        769,881                  835,324                1,044,656
 End of Period                           $1,072,490                 $769,881                $ 835,324
1Shares Issued (Redeemed)
 Issued                                      19,306                   22,758                   25,713
 Issued in Lieu of Cash Distributions           500                       13                    1,059
 Redeemed                                   (11,484)                 (17,435)                 (30,542)
  Net Increase (Decrease) in Shares
  Outstanding                                 8,322                    5,336                   (3,770)
------------------------------------------------------------------------------------------------------
*Includes  fiscal  2000  short-term  gain  distributions   totaling  $2,638,000.
Short-term gain  distributions  are treated as ordinary income dividends for tax purposes.

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------------------------------------------
                                              Six Months
                                                   Ended  Jan. 1 to                 Year Ended December 31,
For a Share Outstanding                         Apr. 30,   Oct. 31,    ---------------------------------------------
Throughout Each Period                              2002       2001     2000        1999     1998     1997    1996
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $20.57     $26.02   $29.13      $25.09   $22.64   $27.54  $31.11
--------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                               .11        .34      .55         .69      .77     .690     .82
 Net Realized and Unrealized Gain (Loss)
  on Investments                                    3.05      (5.78)   (2.74)       4.74     3.64   (1.945)   2.20
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  3.16      (5.44)   (2.19)       5.43     4.41   (1.255)   3.02
--------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income               (.29)      (.01)    (.73)       (.66)   (1.06)   (.690)   (.82)
 Distributions from Realized Capital Gains            --         --     (.19)       (.73)    (.90)  (2.955)  (5.77)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (.29)      (.01)    (.92)      (1.39)   (1.96)  (3.645)  (6.59)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $23.44     $20.57   $26.02      $29.13   $25.09   $22.64  $27.54
====================================================================================================================
Total Return                                      15.46%    -20.91%   -7.48%      21.81%   19.46%   -4.58%  10.22%
====================================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)             $1,072       $770     $835      $1,045     $806     $777    $917
 Ratio of Total Expenses to
  Average Net Assets                              0.66%*     0.64%*    0.53%       0.59%    0.52%    0.49%   0.50%
 Ratio of Net Investment Income to
  Average Net Assets                              1.26%*     1.93%*    1.94%       2.54%    2.77%    2.36%   2.50%
Portfolio Turnover Rate                             24%*        37%      78%         41%      39%      37%     82%
===================================================================================================================
*Annualized.

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. Effective in 2001, the fund's fiscal year-end changed from December 31 to October 31.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Hansberger Global Investors, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended April 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets before an increase of $154,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2002, the fund had contributed capital of $181,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.18% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $68,000 and $6,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the period ended April 30, 2002, the fund purchased $263,571,000 of investment securities and sold $106,526,000 of investment securities, other than temporary cash investments.
     During the period ended April 30, 2002, the fund realized net foreign currency losses of $579,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.
     At October 31, 2001, the fund had available a capital loss carryforward of $57,255,000 to offset future net capital gains of $17,884,000 through October 31, 2008, and $39,371,000 through October 31, 2009.

F. At April 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $47,785,000, consisting of unrealized gains of $137,054,000 on securities that had risen in value since their purchase and $89,269,000 in unrealized losses on securities that had fallen in value since their purchase.
     The fund had net unrealized foreign currency gains of $54,000 resulting from the translation of other assets and liabilities at April 30, 2002.

G. The market value of securities on loan to broker/dealers at April 30, 2002, was $176,470,000, for which the fund held cash collateral of $184,979,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
     * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
     * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
Trustees (Year Elected)

John J. Brennan (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

Charles D. Ellis (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JoAnn Heffernan Heisen (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

Alfred M. Rankin, Jr. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

About Our Cover
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
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(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q462 062002